                                                                   EXHIBIT 10.23

                         REGISTRATION RIGHTS AGREEMENT


                             As of March 29, 1996


To the Investors named on Schedule I hereto

Ladies and Gentlemen:


     In connection with the agreement by the Investors named on Schedule I hereto (the "Investors") on the date hereof to purchase shares of Series C Convertible Preferred Stock, $1.00 par value (the "Series C Preferred Stock") of the Company, pursuant to the Series C Convertible Preferred Stock Purchase Agreement dated as of March 29, 1996 (the "Purchase Agreement") among the Company and such Investors and as an inducement to the Investors to consummate the transactions contemplated by the Purchase Agreement, the Company covenants and agrees with the Investors as follows:

     1.   Certain Definitions As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission, or any
           ----------
     other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the Common Stock, $.001 par value, of the
           ------------
     Company, as constituted as of the date of this Agreement.

          "Conversion Shares" shall mean shares of Common Stock issued upon
           -----------------
     conversion of shares of Preferred Stock.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
     amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Preferred Stock"  shall mean all shares of the Company's Series C
           ---------------
     Preferred Stock, as constituted on the date of this Agreement.

          "Registration Expenses" shall mean the expenses so described in
           ---------------------
     Section 5.

          "Restricted Stock" shall mean the Conversion Shares, but excluding
           ----------------
     shares of Common Stock which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or
     (b) publicly sold pursuant to Rule 144 under the Securities Act, provided,
                                                                      --------
     however, that the term "Restricted Stock" shall be deemed to include the
     -------
     number of shares of Restricted Stock that would be issuable to a holder of Preferred Shares upon conversion of all Preferred Shares held by such holder at such time.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
     any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean the expenses so described in Section 5.
           ----------------

     2.   Restrictive Legend.  Each certificate representing Preferred Shares or
          ------------------
Conversion Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SHARES UNDER THAT ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE.

     3.   Incidental Registration.  If the Company at any time proposes to
          -----------------------
register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do and of the proposed method of distribution of such securities. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent and under the conditions such registration is permitted under the Securities Act. In the event that any registration pursuant to this Section 3 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that the inclusion of some or all of the Restricted Stock would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of
                             --------  -------
Restricted Stock (if reduced) shall not be reduced to a number which is less than 15% of the total number of shares are to be included in such underwriting for the account of persons other than the Company or requesting holders of Restricted Stock. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3 without thereby incurring any liability to the holders of Restricted Stock.

     4.   Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of Section 3 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 4(a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

          (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required
- --------  -------
to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

          (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The sellers of Restricted Stock agree upon receipt of such notice forthwith to cease making offers and sales of Restricted Stock pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to purchasers of such Restricted Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration:
(i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements and the notes thereto and the schedules and other financial and statistical data contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

          (h) make available for inspection upon reasonable notice during the Company's regular business hours by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     For purposes of Section 4(a) and 4(b), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

          In connection with each registration hereunder, the sellers of Restricted Stock shall (a) provide such information and execute such documents as may reasonably be required in connection with such registration, (b) agree to sell Restricted Stock on the basis provided in any underwriting arrangements and
(c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, which arrangements shall not be inconsistent herewith.

     In connection with each registration pursuant to Section 3 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     5.   Expenses.  All expenses incurred by the Company in complying with
          --------
Section 3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc. transfer taxes, fees of transfer agents and registrars, and fees and disbursements of one counsel for the sellers of Restricted Stock (who shall also serve as counsel for, and be acceptable to, any other selling stockholders for whom the Company is obligated to bear Registration Expenses), but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses".

     The Company will pay all Registration Expenses in connection with each registration statement under Section 3. All Selling Expenses in connection with each registration statement under Section 3 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

     6.   Indemnification and Contribution.
          --------------------------------

          (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 3, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay the legal fees and other expenses of each such seller, each such underwriter and each such controlling person incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and
- --------  -------
to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus, and, provided further, however, that the Company will not be liable to any such
     -------- -------  -------
seller, any such underwriter or any such controlling person in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus delivered by such seller, underwriter or controlling person in connection with the sale of the Restricted Stock if (1) the final prospectus or prospectus supplement corrected such untrue statement or omission and (2) the Company advised such seller, underwriter or controlling person that such correction had been made and
(3) such seller, underwriter or controlling person failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Restricted Stock.

          (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 3, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay the legal fees and other expenses of the Company and each such officer, director, underwriter and controlling person incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however,
                                                             --------  -------
that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of
                             --------  -------  -------
each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to such indemnified party other than under this Section 6 and shall only relieve it from any liability that it may have to such indemnified party under this Section

6 if and to the extent the indemnifying party is prejudiced by such omission.
In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however,
                                                          --------  -------
that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of counsel) that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel as required by the local rules of such jurisdiction) at any time for all such indemnified parties.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be
         --------  -------
require to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

     7.   Changes in Common Stock or Preferred Stock.  If, and as often as,
          ------------------------------------------
there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

     8.   Rule 144 Reporting and Rule 144A Information.  With a view to making
          --------------------------------------------
available the benefits of certain rules and regulations of the Commission that may at any time permit the resale of the Restricted Stock without registration, the Company will:

          (a) at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective:

               (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

               (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (iii) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration; and

          (b) at any time, at the request of any holder of Preferred Shares or shares of Restricted Stock, make available to such holder and to any prospective transferee of such Preferred Shares or shares of Restricted Stock the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.


     9.   Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to Investor as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not cause a material violation of any provision of any law applicable to the Company, any order of any court or other agency of government applicable to the Company, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application from time to time in effect affecting creditors' rights and the exercise of judicial discretion in accordance with general equitable principles.

     10.  Miscellaneous.
          -------------

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares or Restricted Stock), whether so expressed or not; provided, however, that registration rights conferred herein
                  --------  -------
on Investor shall only inure to the benefit of a transferee of Preferred Shares or Restricted Stock if there is transferred to such transferee at least 50,000 shares of Restricted Stock (the transferee in any such case being referred to as an "Investor Transferee").

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed delivered (i) when delivered in person or (ii) one business day after being mailed by certified or registered mail, return receipt requested, or sent by a recognized overnight courier service, addressed as follows:

               (i)    if to the Company, at

                      Business@Web, Inc.
                      One Arsenal Marketplace
                      Watertown, Massachusetts  02172
                      Attn:  Chief Financial Officer

                      with a copy to

                      William E. Kelly, Esq.
                      Peabody & Arnold
                      50 Rowes Wharf
                      Boston, Massachusetts 02110

               (ii) if to any Investor, at such Investor's address as set forth on Schedule I hereto

               (iii) if to any of Investor's Transferees, at such address as may have been furnished to the Company in writing by it;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares or Restricted Stock) or to the holders of Preferred Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this Section 10(b).

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of a majority of the outstanding shares of Restricted Stock.

          (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement is sought.

          (f) If requested in writing by the underwriters for an underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period following the effective date of the registration statement relating to such offering to be reasonably determined by the underwriters.

          (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

          (h) This Agreement and the rights granted herein shall terminate on the date all of the Restricted Stock may be sold pursuant to Rule 144 under the Securities Act without regard to the volume limitations contained in Rule 144(e), except that the indemnification provisions set forth in Section 6 shall survive indefinitely.

     Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.

                               Very truly yours,

                              BUSINESS@WEB, INC.

                             /s/ James Nondorf
                         By:__________________________

                           INVESTOR'S SIGNATURE PAGE


     The undersigned hereby accepts and agrees to the terms and conditions of the Registration Rights Agreement dated March 29, 1996 relating to shares of the Series C Convertible Preferred Stock of Business@Web, Inc. and authorizes the attachment of this Signature Page to such Registration Rights Agreement, understanding and intending thereby that it shall become a party, as an Investor, to such Registration Rights Agreement.


                       MARITIME CAPITAL PARTNERS, L.P.
                       By Maritime Capital Management, L.P., its General Partner



                       By:    /s/ Maryanne Miller
                           ------------------------------------------------
Date:   4-4-96
       --------

                           INVESTOR'S SIGNATURE PAGE


     The undersigned hereby accepts and agrees to the terms and conditions of the Registration Rights Agreement dated March ___, 1996 relating to shares of the Series C Convertible Preferred Stock of Business@Web, Inc. and authorizes the attachment of this Signature Page to such Registration Rights Agreement, understanding and intending thereby that it shall become a party, as an Investor, to such Registration Rights Agreement.


                                       ALEX BROWN LEASING SERVICES COMPANY



                                       By:    /s/ Beverly L. Wright
                                           ----------------------------------
Date:    March 18, 1996                       Beverly L. Wright
      --------------------                    Treasurer

                           INVESTOR'S SIGNATURE PAGE


     The undersigned hereby accepts and agrees to the terms and conditions of the Registration Rights Agreement dated March ___, 1996 relating to shares of the Series C Convertible Preferred Stock of Business@Web, Inc. and authorizes the attachment of this Signature Page to such Registration Rights Agreement, understanding and intending thereby that it shall become a party, as an Investor, to such Registration Rights Agreement.


                                       DAVID A. DUFFIELD TRUST DATED 7/14/88



                                       By:    /s/ David A. Duffield
                                           -----------------------------------
Date:      3-14-96                            David A. Duffield
       --------------                         Trustee

                           INVESTOR'S SIGNATURE PAGE


     The undersigned hereby accepts and agrees to the terms and conditions of the Registration Rights Agreement dated March __, 1996 relating to shares of the Series C Convertible Preferred Stock of Business@Web, Inc. and authorizes the attachment of this Signature Page to such Registration Rights Agreement, understanding and intending thereby that it shall become a party, as an Investor, to such Registration Rights Agreement.



                                       By:    /s/ Margaret L. Taylor
                                           -----------------------------
Date:                                         Margaret L. Taylor
      -----------------

                           INVESTOR'S SIGNATURE PAGE


     The undersigned hereby accepts and agrees to the terms and conditions of the Registration Rights Agreement dated March 29, 1996 relating to shares of the Series C Convertible Preferred Stock of Business@Web, Inc. and authorizes the attachment of this Signature Page to such Registration Rights Agreement, understanding and intending thereby that it shall become a party, as an Investor, to such Registration Rights Agreement.



                                       By:    /s/ Stephen Levy
                                           -------------------------------------
Date:    4/5/96                               Stephen Levy
       ----------

                           INVESTOR'S SIGNATURE PAGE


     The undersigned hereby accepts and agrees to the terms and conditions of the Registration Rights Agreement dated March ___, 1996 relating to shares of the Series C Convertible Preferred Stock of Business@Web, Inc. and authorizes the attachment of this Signature Page to such Registration Rights Agreement, understanding and intending thereby that it shall become a party, as an Investor, to such Registration Rights Agreement.



                                       By:    /s/ Les Hayman
                                           ------------------------------------
Date:                                         Les Hayman
      ----------------

                           INVESTOR'S SIGNATURE PAGE


     The undersigned hereby accepts and agrees to the terms and conditions of the Registration Rights Agreement dated March ___, 1996 relating to shares of the Series C Convertible Preferred Stock of Business@Web, Inc. and authorizes the attachment of this Signature Page to such Registration Rights Agreement, understanding and intending thereby that it shall become a party, as an Investor, to such Registration Rights Agreement.


                                       ONELUX, INC.



                                       By:    /s/ Paul Appleby
                                           ------------------------------------
Date:                                         Paul Appleby
      -------------

                           INVESTOR'S SIGNATURE PAGE


     The undersigned hereby accepts and agrees to the terms and conditions of the Registration Rights Agreement dated March ___, 1996 relating to shares of the Series C Convertible Preferred Stock of Business@Web, Inc. and authorizes the attachment of this Signature Page to such Registration Rights Agreement, understanding and intending thereby that it shall become a party, as an Investor, to such Registration Rights Agreement.



                                       By:    /s/ Anthony Harris
                                           -------------------------------------
Date:                                         Anthony Harris
      ---------------

                           INVESTOR'S SIGNATURE PAGE


     The undersigned hereby accepts and agrees to the terms and conditions of the Registration Rights Agreement dated March 29, 1996 relating to shares of the Series C Convertible Preferred Stock of Business@Web, Inc. and authorizes the attachment of this Signature Page to such Registration Rights Agreement, understanding and intending thereby that it shall become a party, as an Investor, to such Registration Rights Agreement.


                                 INFORMIX CORPORATION



                                 By:    /s/ David H. Stanley
                                     -------------------------------------
Date:    April 5, 1996                  David H. Stanley
       -----------------                Vice President-Legal and General Counsel

                           INVESTOR'S SIGNATURE PAGE


     The undersigned hereby accepts and agrees to the terms and conditions of the Registration Rights Agreement dated March 29, 1996 relating to shares of the Series C Convertible Preferred Stock of Business@Web, Inc. and authorizes the attachment of this Signature Page to such Registration Rights Agreement, understanding and intending thereby that it shall become a party, as an Investor, to such Registration Rights Agreement.


                                 INFORMIX CORPORATION



                                 By:    /s/ David H. Stanley
                                     -------------------------------------
Date:    April 5, 1996                  David H. Stanley
       -----------------                Vice President-Legal and General Counsel

                                  SCHEDULE I

Purchaser                       Shares Purchased      Purchase Price
- ---------                       ----------------      --------------

Maritime Capital Partners, L.P.      200,000            $1,000,000
15302 25th Drive S.E.
Mill Creek, WA 98012


Alex. Brown Leasing                  100,000              $500,000
     Services Company
135 E. Baltimore Street
Baltimore, MD 21202


David A. Duffield Trust               200,000           $1,000,000
     dated 7/14/88
c/o PeopleSoft, Inc.
4440 Rosewood Drive
Pleasanton, CA 94588


Margaret L. Taylor                     40,000             $200,000
c/o PeopleSoft, Inc.
4440 Rosewood Drive
Pleasanton, CA 94588


John McKenna                           20,000             $100,000
525 North Old Middletown Road
Media, PA 19063


Juergen Sattler                        40,000             $200,000
306 Joseph's Way
Media, PA 19063


Randa Pehl                             20,000             $100,000
920 Drovers Lane
Chester Springs, PA 19425

Ulrich Schell                          20,000             $100,000
Bruchhauser Strasse 39
68723 Schwetzingen
Germany


Stephen R. Levy                        50,000             $250,000
300 Boylston Street  #1204
Boston, MA 02116


Les Hayman                             20,000             $100,000
SAP Australia
Level 1 Northside Garden
168 Walker Street
North Sydney, N.S.W. 2060
Australia


Onelux, Inc.                           50,000             $250,000
P.O. Box 438 Road Town
Tortola
British Virgin Islands


Anthony Harris                          40,000            $200,000
SAP Australia
Level 1 Northside Garden
168 Walker Street
North Sydney, N.S.W. 2060
Australia


NEC Corporation                        200,000          $1,000,000
7-1 Shiba 5-chome
Minato-ku Tokyo
108-01 Japan


Informix Software Inc.                 200,000          $1,000,000
4100 Bohannan Drive
Menlo Park, CA 94025